UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Level 3 Communications, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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COMPANY #

LEVEL 3 COMMUNICATIONS, INC.

ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 20, 2008
9:00 a.m.

HEADQUARTERS OF LEVEL 3 COMMUNICATIONS, INC.
1025 Eldorado Blvd.
Broomfield, Colorado 80021

Directions to the Level 3 Communications, Inc. 2008 Annual Meeting are available in the 2007 Annual Report which can be viewed at www.ematerials.com/lvlt.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 20, 2008.

Notice is hereby given that the Annual Meeting of Stockholders of Level 3 Communications, Inc. will be held at 1025 Eldorado Blvd., Broomfield, Colorado on May 20, 2008 at 9:00 a.m.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The 2007 Annual Report, Notice of 2008 Annual Meeting and Proxy Statement are available at www.ematerials.com/lvlt

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2008 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

        The Board of Directors recommends that you vote FOR the following proposals:

  1.
  To reelect all 11 directors of the Board of Directors of Level 3 each for a one-year term until the 2009 Annual Meeting of Stockholders; and
  2.
  To approve the granting to the Level 3 Board of Directors of discretionary authority to amend our Restated Certificate of Incorporation to effect a reverse stock split at one of four ratios; and
  3.
  To approve an amendment to our Restated Certificate of Incorporation removing the supermajority voting provisions therein to permit our stockholders to amend our amended and restated by-laws and our Restated Certificate of Incorporation by the affirmative vote of a majority of the outstanding shares of our common stock; and
  4.
  To approve an amendment and restatement of our Restated Certificate of Incorporation; and
  5.
  To authorize the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please register if you plan to attend the Level 3 Communications Annual Meeting:		You may immediately vote your proxy
•	Phone: 720-888-2518	on the Internet at:
•	Internet: www.Level3.com
Click on the Annual Meeting link and follow the directions.		www.eproxy.com/lvlt
		•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 19, 2008.	[ICON]
		•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

[ICON]	Internet—Access the Internet and go to www.ematerials.com/lvlt. Follow the instructions to log in, and order copies.
[ICON]	Telephone—Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
[ICON]	Email—Send us an email at ep@ematerials.com with "lvlt Materials Request" in the subject line.
The email must include:
	•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.
	•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
	•	If you choose email delivery you must include the email address.
	•	If you would like this election to apply to delivery of material for all future meetings, write the word "Permanent" and include the last 4 digits of your Tax ID number in the email.